SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

               SKYLYNX COMMUNICATIONS, INC.,
(Exact name of registrant as specified in its charter)

Delaware	0-27635	37-1465836
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

500 John Ringling Boulevard, Sarasota, Florida 34242
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (941) 388-2882

                                                        N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

          On August 15, 2005,  the Agreement and Plan of Merger (the "Merger Agreement") between SkyLynx Communications, Inc. (the "Company") and ADTECH Systems, Inc., dated May 27, 2005, as amended by the Amendment No. 1 to Agreement and Plan of Merger, dated June 27, 2005, terminated without consummation. The termination resulted from the failure of the parties to consummate the transaction by the amended termination date of the Merger Agreement of August 15, 2005.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
SkyLynx Communications, Inc. (Registrant)

Date: August 22, 2005	/s/ Gary L. Brown Gary L. Brown, President